UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2010

UNITED COMMUNITY BANCORP
(Exact Name Of Registrant As Specified In Charter)

United States	0-51800	36-4587081
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

92 Walnut Street,Lawrenceburg, Indiana 47025
(Address Of Principal Executive Offices)(Zip Code)

(812) 537-4822
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

On July 22, 2010, the Board of Directors of United Community Bancorp (the “Company”) declared a cash dividend on the Company’s outstanding shares of stock. The dividend of $0.11 per share will be paid on or about August 31, 2010 to stockholders of record on August 10, 2010.

The Company also announced that its Annual Meeting of Stockholders will be held at 12:00 p.m., local time, on Wednesday, November 10, 2010 at the Dearborn Adult Center, 311 W. Tate Street, Lawrenceburg, Indiana.

A copy of the press release announcing the cash dividend and the Annual Meeting of Stockholders is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

Number  Description

99.1Press Release dated July 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP

Date: July 22, 2010	By:	/s/ William F. Ritzmann
William F. Ritzmann
President and Chief Executive Officer